Exhibit 99.1

 Investor Presentation | May 2017

 Forward Looking Statements  Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities. Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved, and other similar expressions. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this release and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: our ability to derive anticipated benefits from the acquisitions of DivX Corporation and Saffron Digital Media; our ability to realize some or all of the anticipated benefits of our partnerships; general economic and market segment conditions; our customers’ subscriber levels and financial health; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes; regulatory changes; foreign exchange risk; interest rate risk; and credit risk. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which is available on www.sec.gov and filed on www.sedar.com.

     Deliver and enable the highest quality live and on-demand digital video content experiences anywhere and on any device  NeuLion Mission

 TSX, 550+ Employees, OTT & TVE Leader, Big Brand Customers  High and expanding margins – Adj. EBITDA positive since 2013  Land and expand model – customers scale over time  Company Highlights  Recurring license revenue drives higher visibility  Scalable business model with significant operating leverage

 Market Trends Driving NeuLion’s Business  1/3  330 Million  20%  5.4 Billion  of all TV watching now via on-demand services4  mobile handsets by 2020, an increase of over 800%  global shipments of 4K enabled Televisions by 2019   of all U.S. households, were cable-free at the end of 2015    Expanding OTT Video Qualities  Appointment TV is Dying  Young Audiences Choose OTT  TV is the Screen In Front of You

 NeuLion By The Numbers

NeuLion Empowers the Entire Ecosystem

NeuLion Digital Platform

(~70% of 2016 revenue)

Provides digital video broadcasting, distribution and monetization of live and on-demand sports and entertainment content to any connected device

NeuLion CE SDK

(~20% of 2016 revenue)

Licenses technology (SDKs, CTKs) to the biggest names in consumer electronics and when coupled with NeuLion Digital Platform empowers the entire video ecosystem, with up to 4k Ultra HD video

NeuLion MainConcept

(~10% of 2016 revenue)

Leading global provider of video and audio codec solutions to support for next generation standards including latest technologies such as HEVC MPEG DASH support

6 NeuLion Confidential

   NeuLion owns and operates every piece of the end-to-end platform that seamlessly delivers high-quality, interactive content across multiple screens  The Proprietary NeuLion Digital Platform  1  2  3  4  5  6  7  8

   NeuLion Delivers on All ScreensAll Video Formats – HD & 4K

 Content Owners  Video Integrators  CE Manufacturers            Attractive Blue Chip Customer Base

 Why We Win

       Internal Deployments  Proprietary, End-to-End, Fully Integrated, Configurable Solution     Technology Licensee  Technology Licensee  High Perception of Value: Live and On-Demand Content Delivery Offered At Reasonable Price     High-cost alternative  Expensive; Potentially Ineffective  Dedicated Account Management & Customer/Operational Support     ?   Investment in Internal Resources  Deep Industry Expertise with a Global Sales Footprint     Limited International Presence  NA  Ability to Utilize Large, Recognizable Customer Base to Attract New Ones        NA  Content Agnostic     Disney Ownership + Discovery Partnership  NA  Marketplace Competition

   Multi Vendor Expense and Risk

NeuLion's Diversive & Growing Global Customer Base

66% North America (1)

10% EMEA (1)

22% Asia (1)



Flexible Customer Acquisition Strategy :

- Proven Land & Expand Sales Model
- Attracting Entertainment and Sports
- Variable Pricing Model
  - Fixed Fee
  - Revenue Share
  - Variable Fee

(1) As at December 31, 2016
(2) Top 60 NeuLion Digital Platform Customers, as at December 31, 2016

13 NeuLion Confidential

 Fragmented Global Sports Content Market Significant NeuLion Growth Opportunities Remain  >1300  >190  <1%  Countries  Content Rights Holders  Market Penetration  Source: Sportscal Survey of top global revenue sports rights deals in 2016   Top Global Sports Events

 High and expanding margins – Adj. EBITDA positive since 2013  Land and expand model – customers scale over time  Financial Highlights  Recurring license revenue drives higher visibility  Scalable business model with significant operating leverage  Usage revenue provides upside potential

 Adjusted EBITDA  Key Financial Metrics  (in millions)  4YR CAGR 26.5%  (1)  Adjusted EBITDA represents net income (loss) before interest, income taxes, depreciation and amortization, stock-based compensation, acquisition-related expenses, listing-related expenses, purchase price accounting adjustments, impairment of intangibles, discount on convertible note, loss on dissolution of majority-owned subsidiary, gain on revaluation of convertible note derivative, investment income/expense and foreign exchange gain/loss.(2) Includes $9.0M for the acquisition of Saffron Digital, $5.1M of stock repurchases and $7.3M to purchase new office building.(3) Includes $2.0M of stock repurchases and $1.9M in purchases of Property, Plant & Equipment for our U.K Headquarters.  (2)  (1)  (3)  Revenue  Working Capital

NeuLion Company Revenue Model



Revenue Mix (1)
5%
40%
55%
Setup/Dev
Annual Fixed Fees
Variable

- License fees create annuity revenue stream
- Variable revenue grows with increased usage
  - Larger audience
  - More content, features, devices
  - Added events

Note:
(1) Source: Management estimate, based on historical results.
(2) Actual customer case study

Actual Cable Operator Customer Case Study: Land and Expand Revenue Model



($ in thousands)
$ 3,000
$ 2,500
$ 2,000
$ 1,500
$ 1,000
$ 500
$ -
Content
Device Categories: 5
Content +
Device Categories: 7
Content +
Device Categories: 15
Content +
Device Categories: 20
Content +
Device Categories: 25
Year 1
Year 2
Year 3
Year 4
Year 5
Setup Revenue
Annual License Revenue
Usage Revenue

Note: Annotations above denote price configuration assumptions

17 NeuLion Confidential

 ($ in millions)  2012  2013  2014  2015(1)  2016  Total Revenue  $39.0  $47.1  $55.5  $94.0  $99.8  Cost of Revenue %  35.1%  28.2%  25.0%  18.9%  18.3%  SG&A(2)  $23.5  $24.3  $27.1  $45.7  $52.9  R&D  $6.7  $7.4  $8.4  $24.9  $19.9  Adjusted EBITDA(3)  $(3.3)  $3.5  $8.4  $24.7  $14.4  Net Income (Loss)  $(10.1)  $(2.3)  $3.6  $25.9(4)  $(1.8)  Results for DivX (acquired on 01/30/2015) are for the period from February 1, 2015 to December 31, 2015Includes stock based compensationAdjusted EBITDA represents net income (loss) before interest, income taxes, depreciation and amortization, stock-based compensation, acquisition-related expenses, listing-related expenses, purchase price accounting adjustments, impairment of intangibles, discount on convertible note, loss on dissolution of majority-owned subsidiary, gain on revaluation of convertible note derivative, investment income/expense and foreign exchange gain/loss.Includes income tax benefit of $27.8M. Excluding this net loss was $(1.9)M  Scalable Business Model with Significant Operating Leverage  Income Statement Highlights

 Income Statement Highlights    Q1 ’17  Q4 ’16  Q3 ’16  Q2 ’16  Q1’16  Q4’15  Q3’15  Q2’15  Total Revenue  $23.9  $25.5  $23.9  $24.1  $26.3  $27.8  $21.9  $22.7  Cost of Revenue as a % of Revenue  21%  20%  18%  17%  18%  19%  18%  19%  SG&A(1)  $14.7  $14.7  $13.4  $12.9  $11.9  $13.2  $11.2  $11.4  R&D  $4.2  $5.1  $5.2  $5.3  $4.4  $5.5  $6.6  $7.5  Non-GAAP Adjusted EBITDA  $0.9  $1.7  $2.3  $3.3  $7.0  $8.8  $5.0  $4.2  GAAP Net Income (Loss)  $(1.9)  $(0.3)  $(2.7)  $(0.8)  $2.1  $32.8  $(3.1)  $(3.2)  Diluted EPS  $(0.01)  $(0.01)  $(0.01)  $0.00  $0.01  $0.12  $(0.01)  $(0.01)  High margin business with increasing growth opportunitiesFirst and fourth quarters are seasonally strongestQ2 2015 includes first full quarter of DivXQ2 2016 includes one month of Saffron DigitalQ3 2016 includes first full quarter of Saffron Digital  Scalable Business Model with High Operating Leverage  Includes stock based compensation

 Balance Sheet Highlights  Decrease in Cash & Equivalents from 12/31/16 to 3/31/17 includes $2.3M in stock repurchases and $1.8M to build out our European headquarters in LondonDecrease in Cash & Equivalents from 9/30/16 to 12/31/16 includes $9.0M to acquire Saffron Digital, $5.1M in stock repurchases and $7.3M to purchase new office building  (in USD $M)  03/31/2017  12/31/2016  09/30/2016  06/30/2016  Cash & Equivalents  $32.7 (1)  $41.9(1)(2)  $69.6 (2)  $46.1  Accounts Receivable   $17.7  $14.1  $12.3  $9.6  Total Current Assets  $54.7  $61.2  $86.8  $61.0  Accounts Payable  $11.1  $11.8  $28.5  $7.7  Deferred Revenue - current  $13.6  $14.0  $13.1  $10.0  Total Current Liabilities  $36.3  $38.5  $54.5  $28.8  Working Capital  $18.4  $22.7  $32.3  $32.2  Other Long-Term Liabilities  $3.3  $4.5  $5.1  $4.0  Total Equity  $102.2  $105.4  $107.1  $110.3  Total Liabilities and Equity  $141.8  $148.4  $166.7  $143.1

Management Team


Roy Reichbach
President & CEO


Nancy Li
Executive Chair


Tim Alavathil
Chief Financial Officer


Chris Wagner
EVP, Marketplace Strategy


Michael Her
Chief Technology Officer


Ronald Nunn
EVP, Business Operations


Alexander Arato
General Counsel

Board of Directors


Nancy Li
Executive Chair


Roy Reichbach
President & CEO


Charles B. Wang
Director


David Kronfeld
Lead Director


James Hale
Director


Gabriel A. Battista
Director


John A. Coelho
Director


Robert E. Bostrom
Director


Shirley Strum Kenny
Director

21 NeuLion Confidential

Capital Structure and Ownership  Security    Fully Diluted Shares Outstanding  Common Stock    277,545,918  Options/Restricted Stock/Warrants (Treasury Method)    18,654,131   Total    296,200,049  Insider Ownership   Shares/Millions   % O/SCommon Stock  Nancy Li, Executive Chair  40.8  15  Charles Wang, Director  37.7  13  PCF1, LLC (DivX)  63.6  23  JK&B Capital V LP (Board Member control)  20.6  7  JK&B Capital V Special Opp. LP (Board member control and Charles Wang 85% ownership)  15.5  6  Other Insider Ownership  17.6  6   Total  195.8  70  February 28, 2017